UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 16, 2011

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 16, 2011, Advanced Analogic Technologies Incorporated (the “Company”) issued a press release announcing two recent meetings and associated developments relating to its pending acquisition by Skyworks Solutions, Inc.

For additional information, reference is made to the Company’s press release, dated September 16, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Text of press release issued by Advanced Analogic Technologies Incorporated, dated September 16, 2011

Safe Harbor Statement

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, the ability of Skyworks Solutions, Inc. (“Skyworks”) to successfully integrate AATI’s operations and employees, the ability to yield benefits for customers and employees, expected timing of closing the merger, the ability of the combined company to address AATI’s customer’s demands, expected growth of the analog market, the complementary nature of the two companies’ products, Skyworks’ revenue growth and other financial metrics, and such other risks as identified in AATI’s most recent Annual Report on Form 10-K, as amended, and subsequent Quarterly Reports on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. AATI assumes no obligation to update any forward-looking statement contained in this document.

Additional Information and Where to Find It

Skyworks filed a Registration Statement on Form S-4 containing a Preliminary Proxy Statement/Prospectus and other documents concerning the proposed merger with the Securities and Exchange Commission (“SEC”) and also plans to file with the SEC a Registration Statement on Form S-8 in connection with the transaction and AATI plans to file with the SEC and mail to its stockholders a definitive Proxy Statement/Prospectus in connection with the transaction. The Registration Statements and the Proxy Statement/Prospectus contain (or will contain when each becomes available) important information about Skyworks, AATI, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN EACH BECOMES AVAILABLE. Investors and security holders may currently obtain a copy of the Registration Statement on Form S-4 and Preliminary Proxy Statement/Prospectus and will be able to obtain free copies of the Registration Statements and the definitive Proxy Statement/Prospectus (when each becomes available) and other documents filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov. In addition, investors and security holders may also obtain free copies of the Registration Statements and Proxy Statement/Prospectus from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com; or from AATI by contacting AATI’s Investor Relations at The Blueshirt Group, Lisa Laukkanen, at (415) 217-4967 or by accessing AATI’s investor relations website at http://www.analogictech.com.

Participants in the Solicitation

Skyworks and AATI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information about the directors and executive officers of Skyworks and AATI are set forth in Skyworks’ and AATI’s most recent Form 10-K/A, which were filed with the SEC on January 31, 2011 and May 2, 2011, respectively, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interest of Skyworks and its directors and officers, and AATI and its directors and executive officers in the proposed transaction, by reading the Registration Statements and Proxy Statement/Prospectus regarding the transaction when each becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

By:	/s/ Ashok Chandran
Ashok Chandran
Vice President, Chief Accounting Officer and interim Chief Financial Officer

Date: September 16, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Advanced Analogic Technologies Incorporated, dated September 16, 2011